UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): September 30, 2008
MGM MIRAGE
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation or organization)	001-10362 (Commission File Number)	88-0215232 (I.R.S. Employer Identification No.)

3600 Las Vegas Boulevard South, Las Vegas, Nevada	89109
(Address of Principal Executive Offices)	(Zip Code)
(702) 693-7120
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.
     MGM MIRAGE, a Delaware corporation (the “Company”), entered into Amendment No. 1 (the “Amendment No.1”), dated September 30, 2008, to that certain Fifth Amended and Restated Loan Agreement (the “Fifth Loan Agreement”) by and among the Company, MGM Grand Detroit, LLC, a Delaware limited liability company, as initial co-borrower, the lenders named in the signature pages thereto and Bank of America, N.A., as administrative agent. The Fifth Loan Agreement was filed as an exhibit to the Company’s Current Report on Form 8-K dated October 10, 2006, which Current Report is incorporated herein by reference.
      Amendment No. 1 increases the maximum total leverage ratio, as defined in the Fifth Loan Agreement, to 7.5 times beginning in the fourth quarter of 2008, which will remain in effect through December 31, 2009 with step-downs thereafter. In addition, Amendment No. 1 modifies drawn and undrawn pricing levels, as well as revises certain definitions and limitations on secured indebtedness. The Company’s drawn pricing levels over LIBOR under the Fifth Loan Agreement remain unchanged when the maximum total leverage ratio is less than 5.0 times. Should the maximum total leverage ratio exceed these levels, the drawn pricing levels over LIBOR would range from 1.25% to 2.00%. As of September 30, 2008, without regard to the maximum total leverage ratio, the drawn pricing level has been set at LIBOR plus 1.75% and will not be reduced below such level until the delivery of the compliance certificate for the end of the fourth quarter of 2008.
     The foregoing description of Amendment No. 1 does not purport to be complete and is qualified in its entirety by Amendment No. 1 filed as Exhibit 10 hereto and incorporated herein by reference.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.
     The information included in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.
Item 7.01 Regulation FD Disclosure.
     On October 6, 2008, the Company issued a press release, a copy of which is attached as Exhibit 99 to this Current Report on Form 8-K. The information set forth in this Item 7.01 of this Current Report on Form 8-K, including the text of the press release attached as Exhibit 99 hereto, is being furnished to, but not filed with, the Securities and Exchange Commission (“SEC”).
Item 9.01 Financial Statements and Exhibits.
(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

No.	Description

10	Amendment No.1 to the Fifth Amended and Restated Loan Agreement dated September 30, 2008.

99*	Text of the press release of the Company dated October 6, 2008.

*	Exhibit 99 is being furnished to the SEC pursuant to Item 7.01 and shall not be deemed filed with the SEC, nor shall it be deemed incorporated by reference in any filing with the SEC under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGM MIRAGE
Date: October 6, 2008	By:	/s/ John M. McManus
		Name:	John M. McManus
		Title:	Senior Vice President, Assistant General Counsel & Assistant Secretary

INDEX TO EXHIBITS

No.	Description

10	Amendment No.1 to the Fifth Amended and Restated Loan Agreement dated September 30, 2008.

99*	Text of the press release of the Company dated October 6, 2008.

*	Exhibit 99 is being furnished to the SEC pursuant to Item 7.01 and shall not be deemed filed with the SEC, nor shall it be deemed incorporated by reference in any filing with the SEC under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.